EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Fernando Aguirre, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Fernando Aguirre
Fernando Aguirre Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John F. Brock, President and Chief Executive Officer of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ John F. Brock
John F. Brock President and Chief Executive Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James E. Copeland, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2007.

/S/ James E. Copeland, Jr.
James E. Copeland, Jr. Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Calvin Darden
Calvin Darden Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ J. Trevor Eyton
J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gary P. Fayard, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Gary P. Fayard
Gary P. Fayard Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Irial Finan, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Irial Finan
Irial Finan Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Marvin J. Herb, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Marvin J. Herb
Marvin J. Herb Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ L. Phillip Humann
L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Donna A. James, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 2007.

/S/ Donna A. James
Donna A. James Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Summerfield K. Johnston, III, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Summerfield K. Johnston, III
Summerfield K. Johnston, III Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Lowry F. Kline
Lowry F. Kline Chairman of the Board of Directors Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Paula R. Reynolds, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint William W. Douglas III, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Executive Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2007.

/S/ Paula R. Reynolds
Paula R. Reynolds Director, Coca-Cola Enterprises Inc.